                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     International Multifoods Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                      INTERNATIONAL MULTIFOODS CORPORATION
                              33 SOUTH 6TH STREET
                                 P.O. BOX 2942
                          MINNEAPOLIS, MINNESOTA 55402
                                  612-340-3300

                                  MAY 15, 1995

Dear Stockholder:

    I am pleased to invite you to attend the Annual Meeting of Stockholders of International Multifoods Corporation which will be held on Friday, June 16, 1995, at 10:00 a.m. local time, in the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon during the meeting.

    Your copy of the Annual Report to Stockholders for the fiscal year ended February 28, 1995 is enclosed or has been sent to you.

    WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO MAKE CERTAIN THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                           Sincerely,

                                           [LOGO]
                                           CHAIRMAN, PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER

                      INTERNATIONAL MULTIFOODS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 16, 1995

TO THE STOCKHOLDERS OF
INTERNATIONAL MULTIFOODS CORPORATION:

    NOTICE   IS  HEREBY  GIVEN  that  the  Annual  Meeting  of  Stockholders  of
International Multifoods Corporation (the "Company") will be held on Friday, June 16, 1995, at 10:00 a.m. local time, in the Lutheran Brotherhood Auditorium, 625 Fourth Avenue South, Minneapolis, Minnesota, for the following purposes:

    1.  To elect three directors for a term of three years;

    2. To consider and vote on a proposal to approve the appointment by the Board of Directors of the Company of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending February 29, 1996; and

    3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on May 1, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE STAMP IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors,

                                          FRANK W. BONVINO
                                          SECRETARY

May 15, 1995

                      INTERNATIONAL MULTIFOODS CORPORATION
                              33 SOUTH 6TH STREET
                                 P.O. BOX 2942
                          MINNEAPOLIS, MINNESOTA 55402

                                PROXY STATEMENT
                                      FOR
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 1995

                                GENERAL MATTERS

SOLICITATION OF PROXIES

    This Proxy Statement is furnished to stockholders of International Multifoods Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held on June 16, 1995, and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed form of proxy, along with the Company's Annual Report to Stockholders, are first being sent to stockholders of the Company on or about May 15, 1995. The costs of solicitation, including the cost of preparing and mailing this Proxy Statement, are being paid by the Company. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies from stockholders for a fee of $4,500 plus out-of-pocket expenses. The solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation or by employees of Morrow & Co., Inc. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to beneficial owners of Voting Stock (as defined below).

VOTING PROCEDURES

    Only stockholders of record at the close of business on May 1, 1995 will be entitled to vote at the Annual Meeting. As of that date, there were 17,995,362 shares of Common Stock, par value $.10 per share ("Common Stock"), and 35,542 shares of Cumulative Redeemable Sinking Fund First Preferred Capital Stock, Series A, C, D and E, par value $100 per share ("First Preferred Stock"), issued and outstanding and entitled to vote at the Annual Meeting (the "Voting Stock"). Holders of Common Stock and First Preferred Stock, voting together and not by classes, are entitled to one vote for each share held.

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Voting Stock will constitute a quorum for the transaction of business at the Annual Meeting. Assuming a quorum is present, the three director nominees receiving a plurality of the votes cast at the Annual Meeting by the holders of Voting Stock present in person or represented by proxy will be elected directors. With respect to the approval of all other matters to come before the Annual Meeting, including the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company, the affirmative vote of a majority of the total votes cast at the Annual Meeting by the holders of Voting Stock present in person or represented by proxy will be required.

    A proxy, in the accompanying form, which is properly signed, received in time for the Annual Meeting and not revoked will be voted in accordance with the instructions contained thereon. With respect to the election of directors, a stockholder may (i) vote for the nominees named herein as a group, (ii) withhold authority to vote for the nominees as a group or (iii) vote for such nominees other than any nominee the stockholder identifies in the appropriate space on the proxy. With respect to each other matter submitted to the stockholders for a vote, a stockholder may (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter or (iii) "ABSTAIN" from voting on the matter. If a stockholder elects to abstain from voting on any matter, such abstention will be deemed to be a vote cast at the Annual Meeting and therefore will have the effect of a vote against such matter. If no specific instructions are indicated on the proxy, the shares represented thereby will be voted FOR (i) the election of the three directors as nominated and (ii) the approval of the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company and, with respect to such other matters that may properly come before the Annual Meeting, in accordance with the judgment of the persons named as proxies in the enclosed proxy. If a broker indicates on the proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as votes cast with respect to that matter and, therefore, will not affect the outcome of the vote with respect to that matter.

    A proxy may be revoked at any time prior to its exercise by giving written notice of revocation to the Secretary of the Company, by submitting a properly signed proxy that is dated subsequent to the earlier proxy or by written revocation delivered in person at the Annual Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 15, 1995 (unless otherwise noted), certain information with respect to all stockholders known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock and certain information with respect to the beneficial ownership of shares of the Company's Common Stock by each director, nominee and executive officer of the Company named in the Summary Compensation Table under the heading "Executive Compensation" below and all directors and executive officers of the Company as a group. None of the listed persons own any of the Company's First Preferred Stock. Unless otherwise noted, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

                                                    AMOUNT AND         PERCENT OF
              NAME AND ADDRESS                      NATURE OF         COMMON STOCK
             OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP   OUTSTANDING
- ---------------------------------------------  --------------------   ------------
Archer-Daniels-Midland Company...............       1,621,650(1)          9.00%
  4666 Faries Parkway
  Decatur, Illinois 62526
State of Wisconsin Investment Board..........       1,415,000(2)          7.86%
  P.O. Box 7842
  Madison, Wisconsin 53707
Anthony Luiso................................         429,367(3)          2.34%
Duncan H. Cocroft............................         152,166(4)         *
Jay I. Johnson...............................         147,842(5)         *
Robert F. Maddocks...........................         130,769(6)         *
John E. Sampson..............................          62,260(7)         *
Peter S. Willmott............................          42,815(8)         *
James G. Fifield.............................          29,302(9)         *
Robert M. Price..............................          24,778(10)        *
William A. Andres............................          20,324(11)        *
Nicholas L. Reding...........................          16,300(11)        *
Jack D. Rehm.................................          12,741(12)        *
Lois D. Rice.................................           8,825(13)        *
All Executive Officers and Directors
  as a Group (14 persons)....................       1,131,707(14)         5.98%

- ----------
 *   Less than 1%
 (1) The information was reported on an amended Schedule 13D, dated June 4, 1993.
 (2) The information was reported on Schedule 13G, dated February 13, 1995.

 (3) Includes 344,746 shares issuable pursuant to stock options which are currently exercisable or which will become exercisable prior to May 15, 1995 and 4,586 shares held in trust for the benefit of Mr. Luiso under the Employees' Voluntary Investment and Savings Plan of the Company (the
     "Savings Plan").
 (4) Includes 125,682 shares issuable pursuant to stock options which are currently exercisable or which will become exercisable prior to May 15, 1995 and 2,573 shares held in trust for the benefit of Mr. Cocroft under the Savings Plan.
 (5) Includes 124,682 shares issuable pursuant to stock options which are currently exercisable or which will become exercisable prior to May 15, 1995 and 1,884 shares held in trust for the benefit of Mr. Johnson under the Savings Plan.
 (6) Includes 112,432 shares issuable pursuant to stock options which are currently exercisable or which will become exercisable prior to May 15, 1995 and 2,464 shares held in trust for the benefit of Dr. Maddocks under the Savings Plan.
 (7) Includes 42,750 shares issuable pursuant to stock options which are currently exercisable and 4,810 shares held in trust for the benefit of Mr.
     Sampson under the Savings Plan.
 (8) Includes 27,815 shares issuable pursuant to stock options which are currently exercisable.
 (9) Includes 23,302 shares issuable pursuant to stock options which are currently exercisable.
(10) Includes 23,653 shares issuable pursuant to stock options which are currently exercisable and 800 shares held by Mr. Price in joint tenancy with his wife.
(11) Includes 15,000 shares issuable pursuant to stock options which are currently exercisable.
(12) Includes 9,000 shares issuable pursuant to stock options which are currently exercisable and 171 shares held by Mr. Rehm in joint tenancy with his wife.
(13) Includes 8,163 shares issuable pursuant to stock options which are currently exercisable.
(14) Includes 906,050 shares issuable pursuant to stock options which are currently exercisable or which will become exercisable prior to May 15, 1995, 22,488 shares held in trust for the benefit of the executive officers under the Savings Plan and 141 shares held in trust for the benefit of an executive officer under the Stock Purchase Plan of Robin Hood Multifoods
     Inc., an indirect wholly-owned subsidiary of the Company.

                             ELECTION OF DIRECTORS

    The Board of Directors of the Company is currently composed of eight members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Anthony Luiso, Lois D. Rice and Peter S. Willmott are the directors in the class whose term expires at the Annual Meeting. The Board of Directors has nominated Messrs. Luiso and Willmott and Mrs. Rice for election to the Board of Directors at the Annual Meeting for a term of three years, and each has agreed to serve if elected. The other directors of the Company will continue in office for their existing terms. William A. Andres, James G. Fifield and Robert M. Price are the directors in the class whose term expires in 1996. Nicholas L. Reding and Jack D. Rehm are the directors in the class whose term expires in 1997. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of the nominees named. In the event that any nominee becomes unavailable for election at the Annual Meeting, the persons named as proxies will vote for a substitute nominee as recommended by the Board of Directors.

    The  following  sets   forth  certain   biographical  information,   present
occupation and business experience for the past five years for each director and director nominee:

- --------------------------------------------------------------------------------------------------

                          WILLIAM  A. ANDRES, 68                               Director since 1978
      [PHOTO]             Mr. Andres  was  Chairman of  the  Board of  Dayton  Hudson  Corporation
                          (retail  merchandising)  prior  to  August  1984.  Mr.  Andres  was also
                          Chairman of the Executive Committee of the Board of Directors of  Dayton
                          Hudson  Corporation prior to September 1985. Mr. Andres is a director of
                          Hannaford Bros.  Company, Jostens,  Inc., Lowes,  Inc. and  Scott  Paper
                          Company.
- --------------------------------------------------------------------------------------------------

                          JAMES  G. FIFIELD, 53                                Director since 1990
      [PHOTO]             Mr. Fifield  is  President and  Chief  Executive Officer  of  EMI  Music
                          (recording  and music publishing), which office  he has held since April
                          1989. Mr. Fifield is a director of THORN EMI plc.
- --------------------------------------------------------------------------------------------------

                          ANTHONY LUISO, 51                                   Director since  1988
      [PHOTO]             Mr.  Luiso  is  Chairman of  the  Board, President  and  Chief Executive
                          Officer of the Company,  which office he has  held since July 1989.  Mr.
                          Luiso  is  a director  of Black  & Decker  Corporation and  Mac Frugal's
                          Bargains - Close-outs, Inc.
- --------------------------------------------------------------------------------------------------

                          ROBERT M. PRICE, 64                                 Director since  1983
      [PHOTO]             Mr.  Price is President of  PSV, Inc. (management consulting--technology and strategy), which position he has  held since May 1990. Prior to  May
                          1990,  Mr. Price was Chairman of  the Board of Control Data Corporation.
                          Mr. Price is a  director of Fourth  Shift Corp., Premark  International,
                          Inc., Public Service Company of New Mexico and Rohr Industries, Inc.
- --------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------

                          NICHOLAS  L. REDING, 60                              Director since 1988
      [PHOTO]             Mr. Reding is Vice Chairman of the Board of Monsanto Company (chemicals, agriculture and pharmaceuticals), which office he has held since January
                          1993. From June  1990 to  January 1993,  Mr. Reding  was Executive  Vice
                          President--  Environment,  Safety,  Health &  Manufacturing  of Monsanto
                          Company. Prior to June 1990, Mr. Reding was Executive Vice President  of
                          Monsanto  Company  and President  of  Monsanto Agriculture  Company. Mr.
                          Reding is  a  director  of  Monsanto Company,  CPI  Corp.  and  Meredith
                          Corporation.
- --------------------------------------------------------------------------------------------------

                          JACK  D. REHM, 62                                    Director since 1991
      [PHOTO]             Mr. Rehm  is  Chairman of  the  Board  and Chief  Executive  Officer  of
                          Meredith Corporation (diversified media), which office he has held since
                          July  1994. From July  1992 to July  1994, Mr. Rehm  was Chairman of the
                          Board, President and  Chief Executive Officer  of Meredith  Corporation.
                          Prior  to July 1992, Mr. Rehm  was President and Chief Executive Officer
                          of Meredith Corporation. Mr. Rehm is a director of Meredith  Corporation and Equitable of Iowa Companies, Inc.
- --------------------------------------------------------------------------------------------------

                          LOIS  D. RICE, 62                                    Director since 1991
      [PHOTO]             Mrs. Rice is a guest scholar at The Brookings Institution (an  education and  public policy research  organization), which position  she has held since October 1991.  Prior to October  1991, Mrs. Rice  was Senior  Vice
                          President--   Governmental  Affairs  and  a  director  of  Control  Data
                          Corporation. Mrs.  Rice is  a director  of Bell  Atlantic -  Washington,
                          D.C.,   Inc.,  Hartford   Steam  Boiler  Inspection   &  Insurance  Co.,
                          McGraw-Hill, Inc., Shawmut National Corp. and UNUM Corporation.
- --------------------------------------------------------------------------------------------------

                          PETER S. WILLMOTT, 57                               Director since  1988
      [PHOTO]             Mr.  Willmott is  Chairman of the  Board and Chief  Executive Officer of
                          Willmott Services, Inc. (business consulting and retail), which position
                          he  has  held  since   June  1989.  Mr.  Willmott   is  a  director   of
                          Browning-Ferris   Industries  Inc.,  Federal  Express  Corporation,  Mac
                          Frugal's Bargains - Close-outs, Inc., Maytag Corporation, Morgan  Keegan
                          & Co., Inc. and Zenith Electronics Corporation.
- --------------------------------------------------------------------------------------------------

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held eight meetings during the fiscal year ended February 28, 1995, five of which were regularly scheduled meetings and three of which were special meetings. During the fiscal year, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings held by all committees of the Board on which he or she served. The Board of Directors has several committees which are described below.

    AUDIT COMMITTEE. Messrs. Andres, Price, Rehm and Willmott and Mrs. Rice are members of the Audit Committee. The Audit Committee recommends to the Board of Directors annually the selection of independent accountants, reviews the activities and reports of the Company's independent accountants, reviews the financial statements to be included in the Annual Report to Stockholders and recommends approval by the Board of Directors, monitors accounting and financial reporting practices throughout the Company, reviews internal accounting controls and monitors compliance with the Company's prescribed procedures, policies and code of ethics. The Audit Committee held three meetings during the fiscal year ended February 28, 1995.

    BENEFIT INVESTMENT COMMITTEE. Messrs. Reding, Rehm and Willmott and Mrs. Rice are members of the Benefit Investment Committee. The Benefit Investment Committee establishes investment policies and guidelines for employee benefit plans, approves investment managers of employee benefit plan assets and reviews investment performance of such plan assets. The Benefit Investment Committee held three meetings during the fiscal year ended February 28, 1995.

    COMPENSATION COMMITTEE. Messrs. Andres, Fifield, Price and Reding are members of the Compensation Committee. The Compensation Committee approves the compensation policies of the Company, determines the compensation paid to officers of the Company, makes recommendations to the Board of Directors with respect to the cash compensation of the Chief Executive Officer of the Company and establishes and reviews performance standards under compensation programs for officers of the Company. The Compensation Committee administers the Company's stock option, stock-based incentive and bonus plans and makes grants or awards under such plans. The Compensation Committee also recommends to the Board of Directors the adoption of or amendments to employee benefit plans and stock-based incentive plans of the Company. The Compensation Committee held five meetings during the fiscal year ended February 28, 1995.

    EXECUTIVE COMMITTEE. Messrs. Andres, Luiso, Price, Reding, Rehm and Willmott are members of the Executive Committee. The Executive Committee has such powers and authority as may be expressly conferred upon it from time to time by the Board of Directors. The Executive Committee did not hold any meetings during the fiscal year ended February 28, 1995.

    FINANCE COMMITTEE. Messrs. Luiso, Price, Rehm and Willmott are members of the Finance Committee. The Finance Committee reviews the capital structure, source and use of funds and financial position of the Company, makes periodic reports to the Board of Directors on such reviews and provides advice and counsel regarding financial policies to management of the Company and the Board of Directors. The Finance Committee held four meetings during the fiscal year ended February 28, 1995.

    NOMINATING COMMITTEE. Messrs. Fifield, Price and Reding and Mrs. Rice are members of the Nominating Committee. The Nominating Committee reviews, evaluates and recommends director candidates for nomination by the Board of Directors and establishes guidelines for the Board of Directors in considering nominees. The Nominating Committee will consider nominees recommended by stockholders if a written recommendation is submitted to the Secretary of the Company at least 90 days prior to the date of the annual meeting of stockholders, along with the written consent of such nominee to serve as director. The Nominating Committee held one meeting during the fiscal year ended February 28, 1995.

COMPENSATION OF DIRECTORS

    Directors who are not employees of the Company each receive an annual retainer of $20,000 plus $1,000 for each meeting of the Board of Directors ($1,250 for meetings lasting more than one day) and $1,000 for each meeting of any committee thereof ($1,250 in the case of the chairman of such committee) that the director attends. Directors may elect to receive all or part of the amount of their annual retainer and meeting fees in shares of restricted Common Stock or options to purchase shares of Common Stock under the Company's Amended and Restated 1989 Stock-Based Incentive Plan. During the fiscal year ended February 28, 1995, Messrs. Andres, Fifield, Price, Rehm and Willmott and Mrs. Rice made such election. Amounts received by a director also may be deferred pursuant to the Company's Fee Deferral Plan for Non-Employee Directors for a minimum period of two years. Interest is paid on deferred amounts at a rate which is calculated quarterly and corresponds to the Company's short-term borrowing rate then in effect. None of the directors deferred compensation under such plan during the fiscal year ended February 28, 1995.

    In addition, on the first business day in July of each year, each director who is not an employee of the Company is granted a nonqualified stock option to purchase 1,500 shares of Common Stock at a purchase price per share equal to the fair market value of a share of Common Stock on such date.

    Directors who are also employees of the Company are not separately compensated for any services provided as a director.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

    The philosophy of the Compensation Committee (the "Committee") with respect to the compensation of the Company's executive officers consists of the following core principles:

    - Base salary and benefits should be competitive in order to attract and retain well-qualified executives.

    - Incentive compensation should be directly related to achieving specified levels of corporate financial performance. A significant part of the executive officers' compensation should be at risk, based upon the success of the Company.

    - Long-term stock ownership of the  Company's Common Stock by the  Company's executive officers creates a valuable link between the Company's management and stockholders. Stock ownership gives management strong incentives to properly balance the need for short-term profits with long-term goals and objectives and to develop strategies that build and sustain stockholder returns.

EXECUTIVE COMPENSATION PROGRAM

    The Company's executive compensation program comprises five components which are intended to reflect the Company's compensation philosophy.

    BASE SALARY. Base salary and adjustments to base salary for the Company's executive officers are targeted at the median of the competitive market. An executive officer's base salary may be above or below the median, depending upon the officer's individual performance. For the purpose of determining the median of the competitive market, the Committee reviews and considers the salary ranges of officers in comparable positions at companies of comparable size to the Company. The peer group of companies used in the comparison consists of approximately 120 companies that have annual sales ranging from $1 billion to $3 billion. The Committee believes that a broad base of companies of comparable size more accurately reflects the market in which the Company competes for executive talent than does the composition of companies in the Dow Jones Food Index which has been used for the purpose of comparison in the Stock Performance Graph in this Proxy Statement.

    The Committee's practice has been to review the base salary of each executive officer once every 15 to 18 months, at which time the executive officer's base salary may be increased based upon the Committee's judgment of the officer's individual performance and contribution to the Company, the financial performance of the Company and the Company's established merit increase guidelines.

    ANNUAL BONUS. Under the Company's Management Incentive Plan, the executive officers are eligible for an annual cash bonus, the amount of which may range from 15% to 100% of annual base salary, depending upon the earnings per share level achieved by the Company for the fiscal year. Threshold, target and maximum earnings per share objectives are established by the Committee at the beginning of the fiscal year. No bonuses are paid if the Company does not achieve the threshold earnings per share objective for the fiscal year. The target annual bonus opportunity, represented as a percentage of base salary, for each executive officer is set at the median of competitive practice. For this purpose, the Committee reviews and considers bonus amounts awarded to officers in comparable positions at companies of comparable size to the Company, as described above. The threshold bonus opportunity for the Chief Executive Officer is 20% of base salary and for the other executive officers is 15% of base salary, and the target bonus opportunity for the Chief Executive Officer is 65% of base salary and for the other executive officers is 50% of base salary.

    With respect to each executive officer, 75% of the bonus opportunity is based upon the achievement of the applicable earnings per share objective and 25% of the bonus opportunity may be awarded at the discretion of the Committee based upon the officer's individual performance. With respect to the discretionary portion of any bonus award, the Committee may award an amount up to 125% of the discretionary bonus opportunity.

    For fiscal year 1995, the Company's earnings per share slightly exceeded the target earnings per share objective, after adjustment as described below, under the Management Incentive Plan. The Committee adjusted the earnings per share target for fiscal year 1995 to reflect the effect of the acquisition during the year of the specialty foodservice distribution business of Leprino Foods Company rather than the completion of other strategic objectives contemplated at the beginning of the fiscal year in the Company's strategic plan for the year. The Committee believed that the adjustment was appropriate in order to avoid penalizing the management of the Company for pursuing corporate opportunities as they arise. In addition, in calculating the earnings per share level achieved for purposes of the Management Incentive Plan, the Committee did not take into account the effect on the Company's earnings per share of unusual items during the fiscal year, including the after-tax gain on the sale of the Company's Frozen Specialty Foods business.

    LONG-TERM COMPENSATION. Long-term compensation comprises stock options and the Company's long-term incentive program. Both programs use shares of stock and incentive units authorized by the Amended and Restated 1989 Stock-Based Incentive Plan of the Company.

    STOCK OPTIONS. During fiscal year 1995, the Committee did not grant any stock options to the executive officers of the Company under the long-term compensation program. The Committee decided to defer grants until after the Board of Directors of the Company had an opportunity to review the strategic direction of the Company at the beginning of the next fiscal year. The Committee did not consider the number of options, shares of restricted stock and incentive units outstanding or previously granted nor the aggregate size of current awards in reaching its decision not to make additional awards. The stock options currently held by the executive officers have an exercise price equal to the market price of the Company's Common Stock on the date of grant and have ten-year terms.

    LONG-TERM INCENTIVE PROGRAM. Awards under the long-term incentive program are made once every two years and, accordingly, no awards were granted under such program during fiscal year 1995. During fiscal year 1994, the executive officers were awarded shares of restricted stock with a ten-year vesting period which will be accelerated only if the Company achieves specified financial performance objectives over a three-year period ending on February 29, 1996. In addition, each such officer received incentive units in a number equal to the number of shares of restricted stock awarded to the officer which will be earned and paid in the form of additional shares of restricted stock only if the Company's financial performance exceeds the target level under the program. The financial performance objectives were established by the Committee in March 1993 and are based on the growth rate in the Company's cumulative earnings per share for the three-year period ending February 29, 1996 and the return on beginning equity for the fiscal year ending February 29, 1996. The aggregate number of shares of restricted stock and incentive units awarded to each executive officer was set at the median of competitive practice, determined on the basis of comparison with long-term incentive compensation programs (other than grants of stock options), measured over a three-year period, for officers in comparable positions at companies of comparable size to the Company.

    WAIVER OF SALARY AND BONUS. The Committee believes that grants of stock options and shares of restricted stock to executive officers in lieu of salary and bonus link the interests of executives to the interests of the stockholders. The Committee makes such grants from time to time to executive officers, and with respect to such waiver amounts, as it determines in its discretion, and any grant may be accepted or rejected by an officer selected to receive the grant. Options or shares of restricted stock granted have a fair market value on the date of grant equal to the waiver amount. Mr. Luiso and the other executive officers of the Company named in the Summary Compensation Table below, other than Mr. Sampson, each waived specified amounts of salary and bonus over a five-year period in exchange for options to purchase the Company's Common Stock. Mr. Sampson is not a participant in the current waiver program relating to the grant of stock options because he was not an executive officer at the time the program was initiated. In addition, as described below, Mr. Luiso has waived $450,000 of salary over a three-year period in exchange for shares of restricted stock and in fiscal year 1995 waived $100,000 of cash bonus awarded to him for fiscal year 1995 under the Company's Management Incentive Plan in exchange for options to purchase the Company's Common Stock.

    STOCK OWNERSHIP TARGETS. In 1992, the Committee established a stock ownership program including stock ownership targets for key management employees of the Company, including the Company's executive officers. Each participant in the stock ownership program is expected to achieve the stock ownership target established for him or her during an eight-year period beginning January 1, 1993. The target for each participant was based on a multiple of the participant's annual base salary, ranging from one to five times the amount of such salary, depending on the participant's level of responsibility within the Company. The target is expressed as a number of shares determined by dividing such multiple of annual base salary by the approximate market price of a share of Common Stock of the Company at the time the stock ownership program was adopted.

    During calendar year 1993, participants in the stock ownership program as a group achieved 156% of the aggregate annual stock ownership target. In determining the number of shares of Common Stock acquired by the participants during the year under the program, the Committee included shares purchased by individual participants in the open market or upon the exercise of stock options, shares of restricted stock that vested and were retained by the participant during the year, shares of restricted stock that would have vested during the year but with respect to which the participant elected to defer vesting, and shares of restricted stock previously awarded relating to any calendar year 1993 salary amount waived by the participant in connection with such award. In March 1994, the Committee awarded to certain participants in the stock ownership program shares of restricted stock which have a three-year vesting period subject to the continued employment of the participant during that period. The participants selected to receive awards and the number of shares subject to each award were determined in the discretion of the Committee and were based upon the Committee's assessment of the participant's job performance and contributions to the Company and, more particularly, were based upon the number of shares of the Company's Common Stock acquired by the participant during calendar year 1993 toward the participant's annual stock ownership target under the program. The number of shares of restricted stock awarded to each participant was equal to approximately 15% of the number of shares of Common Stock acquired by the participant during calendar year 1993 up to a limit of 1.5 times the annual stock ownership target for the participant for that year. The Committee believes that such awards of restricted stock will encourage the Company's management to continue to obtain and hold a significant number of shares of the Company's Common Stock.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    Mr. Luiso's performance is reviewed annually by the Committee and the full Board of Directors of the Company. Mr. Luiso is eligible for a salary increase once every 15 to 18 months, consistent with the policy relating to the other executive officers of the Company. Any salary increase for Mr. Luiso is approved by the Board of Directors of the Company following the recommendation of the Committee. All other determinations regarding Mr. Luiso's compensation are made by the Committee.

    In accordance with the Committee's practice, Mr. Luiso's base salary was reviewed in December 1994. At that time the Committee concluded that it would be more appropriate to consider an adjustment to Mr. Luiso's base salary after the Board of Directors of the Company had an opportunity to review with the Company's management the strategic direction of the Company at the beginning of the next fiscal year.

    Mr. Luiso has waived $450,000 of base salary over a three-year period, which commenced on January 1, 1993, in exchange for an aggregate of 16,035 shares of restricted Common Stock of the Company. The shares were valued at $28.06 per share, which was the fair market value of a share of Common Stock on the date the shares were granted. Accordingly, during the last fiscal year, Mr. Luiso's base salary of $530,000 was reduced by $150,000. The shares vest on the basis of Mr. Luiso's continued employment with the Company. In fiscal year 1995, Mr. Luiso elected to defer the vesting of the shares of restricted stock from January 1, 1996 to January 1, 1997.

    In fiscal year 1995, Mr. Luiso agreed to waive $100,000 of any cash bonus awarded to him under the Company's Management Incentive Plan for fiscal year 1995 in exchange for options to purchase 20,513 shares of Common Stock of the Company. The number of options granted to Mr. Luiso was based upon an option value at March 31, 1994, the date of grant of the option, of $4.875 per option, which was the median of the option value range determined by an independent evaluation firm. Each option has an exercise price of $16.875, which was the fair market value of one share of the Company's Common Stock on the date the options were granted.

    For fiscal year 1995, Mr. Luiso received a bonus of $365,170, or 69% of his base salary, (before the $100,000 amount waived in connection with the grant of stock options as described above), determined in accordance with the Company's Management Incentive Plan described above. The amount comprises $273,878 relating to 75% of the bonus opportunity based upon the earnings per share level achieved and $91,292, which reflects 100% of the remainder of the bonus opportunity awarded in the Committee's discretion based upon Mr. Luiso's individual performance. The factors the Committee considered (without assigning any priority among the factors) in awarding the discretionary portion of the bonus to Mr. Luiso were the Company's continued implementation of its long-term business strategy, the acquisition of the specialty foodservice distribution business of Leprino Foods Company and the integration of such business with the Company's business, and the appointment of new management in certain of the Company's business divisions.

    In fiscal year 1995, Mr. Luiso received 2,250 shares of restricted stock in connection with the Company's management stock ownership program. The number of shares of restricted stock awarded to Mr. Luiso was determined as described above under the heading, "Stock Ownership Targets."

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    In the event that compensation paid by the Company to any executive officer of the Company during the current or any subsequent fiscal year exceeds $1,000,000, such excess amount may not qualify as a tax deduction for the Company under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee believes that in the near term the Section 162(m) limitation is not likely to have an effect on the Company because the annual compensation of any executive officer is not expected to exceed $1,000,000 and, therefore, the Company presently is not amending its compensation plans or programs to meet the requirements of Section 162(m). In addition, in the near term, Section 162(m) and proposed regulations thereunder exclude from the $1,000,000 limitation any income realized by an executive officer of the Company upon the exercise of outstanding stock options or options which may be granted under existing stock option plans of the Company. The Committee, along with the Company, will evaluate the Company's compensation plans and programs on an ongoing basis in view of the Section 162(m) limitation.

                                          William A. Andres, Chairman
                                          James G. Fifield
                                          Robert M. Price
                                          Nicholas L. Reding

                                          Members of the Compensation Committee

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash compensation and certain other components of the compensation of the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company for each of the Company's last three fiscal years.

                                                                                     LONG TERM COMPENSATION
                                                                             --------------------------------------
                                                                                        AWARDS
                                             ANNUAL COMPENSATION             ----------------------------   PAYOUTS
                                    --------------------------------------   RESTRICTED        SECURITIES   -------   ALL OTHER
                                                              OTHER ANNUAL     STOCK           UNDERLYING    LTIP      COMPEN-
NAME AND PRINCIPAL POSITION   YEAR  SALARY(2)   BONUS(2)(5)   COMPENSATION   AWARDS(7)         OPTIONS(#)   PAYOUTS   SATION(13)
- ----------------------------  ----  ---------   -----------   ------------   ---------         ----------   -------   ----------
Anthony Luiso ..............  1995  $380,000(3)  $265,170            $0       $41,063(8)         20,513(12)   $0        $4,620
  Chairman, President and     1994  $380,000(3)        $0            $0      $643,750(9)              0       $0        $4,205
  Chief Executive Officer     1993  $413,333(4)  $355,800       $54,084(6)   $623,812(10)(11)    25,000       $0        $4,656

Duncan H. Cocroft ..........  1995  $231,250      $73,550            $0       $12,319(8)              0       $0        $4,620
  Vice President--Finance     1994  $225,000           $0            $0      $257,500(9)              0       $0        $4,205
and                           1993  $214,500     $115,040            $0       $86,907(11)         6,500       $0        $4,364
  Chief Financial Officer

Jay I. Johnson .............  1995  $227,500      $58,625            $0       $12,228(8)              0       $0        $4,620
  Group Vice President        1994  $227,500           $0            $0      $206,000(9)              0       $0        $3,792
                              1993  $225,417     $107,538            $0       $92,700(11)         6,500       $0        $3,792

John E. Sampson(1) .........  1995  $212,500     $117,450            $0        $9,125(8)              0       $0        $4,870
  Vice-President--Corporate   1994
  Planning and Development    1993

Robert F. Maddocks .........  1995  $173,333      $44,840            $0        $7,756(8)              0       $0        $4,620
  Vice President--Human       1994  $170,167           $0            $0      $193,125(9)              0       $0        $4,428
  Resources                   1993  $161,000      $86,520            $0       $63,731(11)         6,500       $0        $4,364

- ----------

 (1) Mr. Sampson became an executive officer of the Company in fiscal year 1995.

 (2) The salary and bonus amounts for Mr. Luiso in fiscal year 1993 exclude portions of the cash compensation waived over three-year and five-year periods, respectively, in exchange for stock options which were granted to Mr. Luiso in fiscal year 1990. At the end of fiscal year 1994, no waiver periods remained with respect to such option grant. The bonus amount for Mr. Luiso in fiscal year 1995 excludes cash compensation waived in exchange for stock options which were granted to Mr. Luiso in fiscal year 1995. The salary and bonus amounts for Mr. Cocroft, Mr. Johnson and Dr. Maddocks exclude portions of the cash compensation waived over a five-year period in exchange for stock options which were granted in fiscal year 1991. The amounts of salary and bonus waived for each of the fiscal years shown are as follows:

                                            Mr. Cocroft, Mr. Johnson and Dr.
     Mr. Luiso:                              Maddocks:
                       SALARY     BONUS                       SALARY    BONUS
                      -------  --------                      -------  -------
     1995...........  $     0  $100,000     1995...........  $35,000  $70,000*
     1994...........  $     0  $      0*    1994...........  $35,000  $     0*
     1993...........  $91,667  $100,000     1993...........  $35,000  $35,000

    * Because Mr. Luiso did not receive a cash bonus for fiscal year 1994, he forfeited options to purchase 22,988 shares of Common Stock relating to the fiscal year 1990 option grant referred to above. Under the terms of the options held by Mr. Cocroft, Mr. Johnson and Dr. Maddocks, the options that related to the fiscal year 1994 bonus period were carried forward and vested in fiscal year 1995 along with the options held by such officers relating to the fiscal year 1995 bonus period. No bonus waiver periods remain with respect to such options.

 (3) The salary amount excludes $150,000 of the $450,000 of cash compensation that Mr. Luiso has waived over a three-year period, which commenced January 1, 1993, in exchange for 16,035 shares of restricted stock which were granted to Mr. Luiso in fiscal year 1993.

 (4) The salary amount also excludes $25,000 of the $450,000 of cash compensation waived over a three-year period as described above in note
       3.

 (5) The amounts were paid pursuant to the Company's Management Incentive Plan described above in the Compensation Committee Report on Executive
       Compensation.

 (6)   The amount includes financial planning services valued at $28,745.

 (7) The value of each restricted stock award was determined by multiplying the closing market price of the Company's Common Stock on the date of grant by the number of shares awarded. As of February 28, 1995, the number and value (based on the closing market price of the Company's
       Common Stock on February 28, 1995) of the aggregate restricted stock holdings of each of the named executive officers were as follows: 72,535 shares ($1,350,964) by Mr. Luiso, 10,675 shares ($198,822) by Mr.
       Cocroft,  8,670 shares ($161,479) by  Mr. Johnson, 3,000 shares ($55,875)
       by Mr. Sampson and 7,925 shares ($147,603) by Dr. Maddocks.

 (8) The shares of restricted stock were awarded by the Compensation Committee to each executive officer in recognition of his achievement of progress toward his individual stock ownership target under the management stock ownership program, as described above in the Compensation Committee
       Report on Executive Compensation. The number of shares awarded were as follows: 2,250 shares to Mr. Luiso, 675 shares to Mr. Cocroft, 670 shares to Mr. Johnson, 500 shares to Mr. Sampson and 425 shares to Dr. Maddocks.
       The shares vest on March 18, 1997, subject to the continued employment of the executive officer. The shares also vest in the event of a change in control of the Company. Dividends are paid on the shares of restricted stock at the same rate as paid to all stockholders, but the executive officer is not entitled to receive such dividends unless and until the related shares vest.

 (9) The shares of restricted stock were awarded under the Company's long-term incentive program relating to a three-year performance cycle ending on February 29, 1996, as described above in the Compensation Committee
       Report on Executive Compensation. The numbers of shares awarded were as follows: 25,000 shares to Mr. Luiso, 10,000 shares to Mr. Cocroft, 8,000 shares to Mr. Johnson and 7,500 shares to Dr. Maddocks. Although the full value of the shares awarded to the executive officer is shown for fiscal year 1994, no payout will be made under the program until the end of the three-year performance cycle, and then only if established corporate financial performance objectives are achieved. If no payout is made at the end of the three-year cycle, the shares will vest ten years from the date of grant, provided that the executive officer remains employed by the Company until such date. If a payout is made at the end of the three-year performance period with respect to all or any portion of the shares of restricted stock awarded, 20% of such shares will vest at that time, 30% of such shares will vest on February 28, 1997 and 50% of such shares will vest on February 28, 1998, subject to the continued employment of the executive officer on the respective dates. The shares also vest in the event of a change in control of the Company. Dividends are paid on the shares of restricted stock at the same rate as paid to all stockholders, but the executive officer is not entitled to receive such dividends unless and until the related shares vest. Incentive units were awarded in tandem with the shares of restricted stock in a number equal to the number of shares of restricted stock awarded to each executive officer. The incentive units will be paid out only if corporate financial performance exceeds the target level.

(10) The amount shown includes the 16,035 shares of restricted stock granted to Mr. Luiso in connection with his waiver of $450,000 of salary over a three-year period as described above in note 3. Dividends are paid on the shares of restricted stock at the same rate as paid to all stockholders, but Mr. Luiso is not entitled to receive such dividends unless and until the shares vest.

(11)   Shares of restricted  stock were  awarded under  the Company's  long-term incentive program with respect to the three-year performance period ended
       February  28, 1993 as  the form of  payout of 30%  of the incentive units previously awarded in tandem with  shares of restricted stock under  such program.  The Company's long-term incentive program is described above in the Compensation Committee Report on Executive Compensation. The  numbers
       of   shares  awarded  were  as  follows:   6,750  shares  to  Mr.  Luiso,

       3,375 shares to Mr. Cocroft, 3,600 shares to Mr. Johnson and 2,475 shares to Dr. Maddocks. Except for shares held by Mr. Luiso who elected to defer the vesting of his shares, the shares vested over a three-year period ended February 28, 1995. Dividends were paid on the shares of restricted stock at the same rate as paid to all stockholders.

(12) The options were granted to Mr. Luiso in connection with his waiver of $100,000 of any cash bonus awarded to him for fiscal year 1995 as described above in note 2.

(13) The amounts reported represent the Company's matching contributions to the Company's Savings Plan.

STOCK OPTIONS

    The following tables summarize stock option grants to and exercises by the executive officers named in the Summary Compensation Table above during the Company's fiscal year 1995 and the value of stock options held by such officers at the end of fiscal year 1995.

                       OPTION GRANTS IN FISCAL YEAR 1995

                                                                                          POTENTIAL
                                                                                       REALIZABLE VALUE
                                                                                              AT
                                              INDIVIDUAL GRANTS                         ASSUMED ANNUAL
                           --------------------------------------------------------        RATES OF
                           NUMBER OF     % OF TOTAL                                      STOCK PRICE
                           SECURITIES     OPTIONS                                        APPRECIATION
                           UNDERLYING    GRANTED TO       EXERCISE                     FOR OPTION TERM
                            OPTIONS     EMPLOYEES IN       OR BASE       EXPIRATION   ------------------
          NAME             GRANTED(1)   FISCAL YEAR    PRICE ($/SHARE)      DATE         5%       10%
- -------------------------  ----------   ------------   ---------------   ----------   --------  --------
Anthony Luiso............    20,513        50.38%          $16.875        3/30/04     $217,695  $551,685

- ----------

 (1) The options were granted on March 31, 1994 in connection with Mr. Luiso's waiver of $100,000 of any cash bonus awarded to him for fiscal year 1995. The options became exercisable upon the grant to Mr. Luiso of his bonus award for fiscal year 1995. The options contain a feature which permits the withholding of shares issuable upon exercise to satisfy income tax withholding requirements.

   AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1995 AND FISCAL YEAR END OPTION
                                     VALUES

                                                        NUMBER OF
                                                       SECURITIES
                                                       UNDERLYING      VALUE OF UNEXERCISED
                                                       UNEXERCISED         IN-THE-MONEY
                                                       OPTIONS AT           OPTIONS AT
                              SHARES                 FISCAL YEAR END     FISCAL YEAR END
                           ACQUIRED ON     VALUE      (EXERCISABLE/       (EXERCISABLE/
          NAME               EXERCISE     REALIZED   UNEXERCISABLE)     UNEXERCISABLE)(1)
- -------------------------  ------------   --------   ---------------   --------------------
Anthony Luiso............        0           $0       301,245/43,501             $0/$35,898
Duncan H. Cocroft........        0           $0       104,602/25,852                  $0/$0
Jay I. Johnson...........        0           $0       103,602/25,852                  $0/$0
John E. Sampson..........        0           $0             42,750/0                  $0/$0
Robert F. Maddocks.......        0           $0        91,352/25,852                  $0/$0

- ----------

(1) The value was determined by subtracting the exercise price per share from the closing market price per share of the Company's Common Stock on February 28, 1995.

EMPLOYEES' RETIREMENT PLAN AND MANAGEMENT BENEFIT PLAN

    The Company maintains the Employees' Retirement Plan (the "Retirement Plan") for full-time salaried employees of the Company and certain other employees of the Company and its subsidiaries who have completed one year of service with the Company or a subsidiary of the Company. The Retirement Plan is a tax qualified defined benefit pension plan which provides for monthly benefits for life to employees upon retirement and certain disability and death benefits. A salaried employee's retirement benefits are based on the employee's years of service with the Company or a subsidiary of the Company and the employee's "Final

Average Salary" and "Covered Compensation." Final Average Salary is the average of the employee's base salary for the three consecutive calendar years in which the employee's base salary was the highest during the last ten full calendar years prior to retirement. Base salary does not include bonuses and other additional compensation. In addition, the amount of base salary covered by the Retirement Plan is limited by requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Covered Compensation is the average of the Social Security taxable wage bases in effect for the 35-year period ending with the year in which the employee reaches normal retirement age for Social Security purposes that is used by the Social Security Administration in determining an individual's primary Social Security benefit at retirement. Under the Retirement Plan, an employee's accrued annual benefit is equal to 30% of the employee's Final Average Salary up to the amount of Covered Compensation plus 45% of the excess of Final Average Salary over the amount of Covered Compensation. The level of annual benefits is reduced if the employee retires prior to age 62. An employee becomes vested in his or her benefits under the Retirement Plan after five years of service.

    The Company's Management Benefit Plan provides for the payment of additional amounts to certain key employees of the Company and its subsidiaries (including the executive officers named in the Summary Compensation Table) so that they will receive in the aggregate the benefits they would have been entitled to receive under the Retirement Plan without the limitations imposed by the Internal Revenue Code or ERISA. Participants in the Management Benefit Plan are also entitled to lifetime annual income upon retirement equal to 50% of the "Bonus Base." For employees who became participants in the Management Benefit Plan prior to March 1, 1990, the Bonus Base is the average of the five highest bonuses awarded to the participant under the Management Incentive Plan during the last ten years of employment by the Company prior to retirement. For employees who became participants in the Management Benefit Plan on or after March 1, 1990, the Bonus Base includes such bonuses awarded only while the employee is a participant in the Management Benefit Plan unless the Compensation Committee prescribes otherwise. The level of annual benefits is reduced if the employee retires prior to age 62. A participant in the Management Benefit Plan becomes vested in his or her benefits under the Management Benefit Plan upon completion of ten years of service with the Company or when age plus years of service equal 60.

    The following table shows the estimated combined annual amounts payable with respect to various classifications of earnings and years of service to participants in both the Retirement Plan and Management Benefit Plan who retire at the normal retirement age of 65 and elect payment of a straight life annuity.

                               PENSION PLAN TABLE

                                          YEARS OF SERVICE
                --------------------------------------------------------------------
REMUNERATION*   5 YEARS   10 YEARS  15 YEARS  20 YEARS  25 YEARS  30 YEARS  35 YEARS
- -------------   --------  --------  --------  --------  --------  --------  --------
 $  200,000     $ 42,836  $ 50,672  $ 58,509  $ 66,345  $ 74,181  $ 82,017  $ 89,853
 $  400,000     $ 86,193  $102,387  $118,580  $134,773  $150,967  $167,160  $183,353
 $  600,000     $129,550  $154,101  $178,651  $203,202  $227,752  $252,303  $276,853
 $  800,000     $172,908  $205,815  $238,723  $271,630  $304,538  $337,446  $370,353
 $1,000,000     $216,265  $257,529  $298,794  $340,059  $381,324  $422,588  $463,853
 $1,200,000     $259,622  $309,244  $358,866  $408,488  $458,109  $507,731  $557,353

- ----------
*For purposes of this table, it is assumed that remuneration is comprised 65% of Final Average Salary and 35% of Bonus Base (both terms as defined above). The benefits are not subject to any reduction for Social Security or other offset amounts.

    Messrs. Luiso, Cocroft, Johnson, Sampson and Maddocks have 8, 5, 6, 10 and 5 years of service, respectively, under the Retirement Plan. Except for Mr. Cocroft, each of the executive officers named in the Summary Compensation Table is fully vested in the Management Benefit Plan, including Mr. Luiso, who was given nine years of deemed service pursuant to his Employment Agreement with the Company.

EMPLOYMENT AGREEMENT

    Pursuant to an Employment Agreement between the Company and Mr. Luiso, the Company has agreed to employ Mr. Luiso as Chairman of the Board, President and Chief Executive Officer for a period of three years (subject to automatic annual extensions of the three-year period unless the Company notifies Mr. Luiso of its decision not to extend the term) at a current minimum annual base salary of $530,000 per year, exclusive of any annual bonus or other incentive compensation, employee benefits and perquisites. In addition, the Employment Agreement provides for a supplemental retirement benefit to be paid to Mr. Luiso (in addition to any other benefits under retirement plans of the Company) based upon the benefits Mr. Luiso would have received had he been employed by the Company for an additional fifteen years. The additional years of service will accrue to Mr. Luiso over a period of twelve years in the event Mr. Luiso continues to be employed by the Company for twelve years. If Mr. Luiso had retired on February 28, 1995, the annual supplemental retirement benefit payable to Mr. Luiso upon attaining age 55 would have been $57,546. In the event of a change in control of the Company, Mr. Luiso is entitled to a lump sum payment of his supplemental retirement benefit, which would have been approximately $508,838 if a change in control had occurred on February 28, 1995. Under the Employment Agreement, Mr. Luiso was also given nine years of deemed service under the Management Benefit Plan of the Company. If, during the term of the Employment Agreement, the Company terminates Mr. Luiso's employment for any reason other than cause, death or disability, or Mr. Luiso terminates his employment for "good reason" (as defined in the Employment Agreement), the Company is obligated to pay to Mr. Luiso, in a lump sum, the aggregate of (i) the amounts of any accrued or deferred compensation plus the amount of his maximum bonus opportunity for the then current fiscal year under the Company's Management Incentive Plan to the extent such amount has not been paid and (ii) if such termination follows a change in control of the Company (as defined in the Employment Agreement), an amount equal to 2.5 times the total of Mr. Luiso's annual base salary in effect at the time of the change in control plus the average of the bonus awards paid to Mr. Luiso under the Company's Management Incentive Plan for the three fiscal years immediately preceding the change in control, subject to increase in the event the payment or any other payments made in connection with a change in control constitute "parachute payments" under the Internal Revenue Code. Assuming a change in control of the Company had occurred and Mr. Luiso's employment was terminated by the Company or Mr. Luiso terminated his employment for "good reason" on February 28, 1995, the amount payable to Mr. Luiso would have been approximately $3,173,758.

SEVERANCE AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

    The Company is a party to severance agreements with Messrs. Cocroft, Johnson, Sampson and Maddocks. The two-year term of each agreement is automatically extended each year for one additional year unless the Company gives notice to the officer that the Company does not wish to extend the agreement. No such notice has been given to any executive officer. Under each agreement, the Company has agreed to employ the executive officer for a period of two years following a change in control of the Company (as defined in the agreement). If, during such two-year period, the officer's employment is terminated by the Company for any reason other than cause, death or disability, or the officer terminates his employment for "good reason" (as defined in the agreement), the Company is obligated to pay to such officer, in a lump sum, the aggregate of (i) the amounts of any accrued or deferred compensation and (ii) an amount equal to 2.5 times the total of the officer's annual base salary in effect at the time of the change in control plus the average of the bonus awards paid to the officer under the Company's Management Incentive Plan for the three fiscal years immediately preceding the change in control, subject to increase in the event the payment or any other payments made in connection with a change in control constitute "parachute payments" under the Internal Revenue Code. Assuming a change in control of the Company had occurred and each of the officers' employment was terminated by the Company or each officer terminated his employment for "good reason" on February 28, 1995, the amounts payable to Messrs. Cocroft, Johnson, Sampson and Maddocks under the agreements would have been approximately $1,281,342, $1,212,269, $946,922 and $997,848, respectively.

    Mr. Sampson also has a severance agreement with the Company whereby the Company has agreed to pay Mr. Sampson one year's salary in the event Mr. Sampson's employment is terminated either by the Company or Mr. Sampson at any time prior to August 1, 1996, subject to a three-month notification period on the part of Mr. Sampson.

    The Company has certain other compensatory arrangements with its executive officers which will result from a change in control of the Company. The Management Incentive Plan provides that in the event of a change in control of the Company during the first six months of the Company's fiscal year, each participant in the Management Incentive Plan will receive an immediate cash payment equal to 100% of the target annual bonus amount for that fiscal year as if the target performance objective had been met. In the event of a change in control during the last six months of the Company's fiscal year, each participant will receive an immediate cash payment equal to 100% of the greater of (i) the target annual bonus amount for that fiscal year as if the target performance objective had been met or (ii) the amount determined based upon the anticipated results relating to the performance objective for that fiscal year.

    With respect to the stock options granted to Messrs. Cocroft, Johnson and Maddocks in connection with the waiver of salary over a five-year period, each such officer may, in the event of a change in control of the Company, make a cash payment to the Company equal to the remainder of the salary reductions over such period and receive that number of vested options that would have become vested during the remainder of the five-year period. Stock options granted in connection with the waiver of bonus amounts have vested in full. All other stock options outstanding under the Company's stock-based incentive plans which are not yet exercisable become immediately exercisable in the event of a change in control of the Company. In addition, all shares of restricted stock outstanding vest in full and all incentive units outstanding vest on a pro rata basis in the event of a change in control of the Company.

    The Management Benefit Plan provides for lump sum payments to the participants in the event of a change in control of the Company plus an additional amount in the event the payment constitutes a "parachute payment" under the Internal Revenue Code. In addition, the Board of Directors authorized the establishment and funding of a trust for the purpose of assisting the Company in fulfilling its obligations to the participants in the Management Benefit Plan, which trust will become irrevocable upon the earlier of (i) a change in control of the Company or (ii) a favorable ruling from the Internal Revenue Service that the creation and funding of the trust does not result in constructive receipt to the participants, neither of which event has yet occurred. Assuming a change in control of the Company had occurred on February 28, 1995, the lump sums payable to Messrs. Luiso, Cocroft, Johnson, Sampson and Maddocks would have been approximately $1,550,424, $157,168, $668,540, $496,610, and $462,834, respectively.

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of the Standard & Poor's 500 Composite Stock Index (the "S&P 500") and the Dow Jones Food Index for the same period (assuming the investment of $100 in the Company's Common Stock, the S&P 500 and the Dow Jones Food Index on February 28, 1990 and reinvestment of all dividends). The cumulative returns are as of February 28 or February 29 of each year, as the case may be, the Company's fiscal year end.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   MULTIFOODS        S&P 500        DOW JONES FOOD INDEX
1990                  100              100                  100
1991                  162              115                  133
1992                  171              133                  161
1993                  172              147                  174
1994                  120              159                  159
1995                  135              171                  183

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership of the Company's Common Stock and other equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Such officers, directors and greater than ten-percent beneficial owners are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file.

    To the Company's knowledge, based solely on the Company's review of copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required for those persons, the Company believes that, during the fiscal year ended February 28, 1995, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met.

                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending February 29, 1996, subject to stockholder approval. KPMG Peat Marwick LLP has audited the books of the Company for many years. The action of the Board of Directors was taken upon the recommendation of the Audit Committee of the Board of Directors.

    Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

    The Board of Directors recommends a vote FOR the approval of the appointment of KPMG Peat Marwick LLP.

               STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

    Any stockholder proposal intended to be presented for consideration at the 1996 Annual Meeting of Stockholders and to be included in the Company's proxy statement must be received at the principal executive offices of the Company by the close of business on January 16, 1996. Proposals should be sent to the attention of the Secretary.

                                 OTHER MATTERS

    The Company is not aware of any other matters which may come before the Annual Meeting. If other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies in the enclosed proxy to vote in accordance with their judgment as to the best interests of the Company.

                                          By Order of the Board of Directors

                                          FRANK W. BONVINO
                                          SECRETARY

May 15, 1995

                                [RECYCLED LOGO]
                              PRINTED ON RECYCLED
                              PAPER CONTAINING AT
                             LEAST 10% FIBERS FROM
                               PAPER RECYCLED BY
                                   CONSUMERS.

PROXY                 INTERNATIONAL MULTIFOODS CORPORATION
                      1995 ANNUAL MEETING OF STOCKHOLDERS
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

      The undersigned hereby appoints Anthony Luiso, William A. Andres and Peter
 S. Willmott, and each of them, with power to appoint a substitute, to vote, in accordance with the specifications appearing below, all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of International Multifoods Corporation, a Delaware corporation, to be held on Friday, June 16, 1995, at 10:00 a.m. local time, and at all adjournments thereof, and, in their discretion, upon all other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof, and hereby revokes all former proxies. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

1. ELECTION OF DIRECTORS. NOMINEES: Anthony Luiso, Lois D. Rice and Peter S. Willmott

/ / VOTE FOR all nominees listed above,        / / WITHHOLD AUTHORITY
  except those whose names are written below:    to vote for all nominees listed
                                                 above

- --------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

          / / FOR    / / AGAINST    / / ABSTAIN

                          (CONTINUED, AND TO BE SIGNED AND DATED, ON OTHER SIDE)

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

                                         Dated: -------------------------, 1995

                                         -------------------------------------
                                         Signature

                                         ---------------------------------------
                                         (If there are co-owners both must sign)

                                         THE SIGNATURE(S) SHOULD  BE EXACTLY  AS
                                         THE NAME(S) APPEAR PRINTED TO THE LEFT.
                                         IF   A  CORPORATION,  PLEASE  SIGN  THE
                                         CORPORATION NAME  IN  FULL  BY  A  DULY
                                         AUTHORIZED  OFFICER  AND  INDICATE  THE
                                         OFFICE OF THE  SIGNER. WHEN SIGNING  AS
                                         EXECUTOR,   ADMINISTRATOR,   FIDUCIARY,
                                         ATTORNEY, TRUSTEE  OR GUARDIAN,  OR  AS
                                         CUSTODIAN FOR A MINOR, PLEASE GIVE FULL
                                         TITLE  AS SUCH. IF  A PARTNERSHIP, SIGN
                                         IN THE PARTNERSHIP NAME.
PLEASE MARK, SIGN, DATE AND RETURN THE
                   PROXY
   CARD PROMPTLY USING THE ENCLOSED
                  ENVELOPE

                CONFIDENTIAL VOTING INSTRUCTIONS TO NORWEST BANK
           MINNESOTA, N.A., AS TRUSTEE UNDER THE EMPLOYEES' VOLUNTARY
      INVESTMENT AND SAVINGS PLAN OF INTERNATIONAL MULTIFOODS CORPORATION

    I hereby direct that the voting rights pertaining to shares of Common Stock of INTERNATIONAL MULTIFOODS CORPORATION, a Delaware corporation, held by the Trustee and allocated to my Member Account shall be exercised at the Annual Meeting of Stockholders of INTERNATIONAL MULTIFOODS CORPORATION, to be held at Minneapolis, Minnesota on June 16, 1995, and at all adjournments thereof, upon the matters set forth below and upon such other business as may properly come before the Annual Meeting, all as set forth in the Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

1. ELECTION OF DIRECTORS. NOMINEES: Anthony Luiso, Lois D. Rice and Peter S. Willmott

/ / VOTE FOR all nominees listed above,        / / WITHHOLD AUTHORITY
  except those whose names are written below:    to vote for all nominees listed
                                                 above

- --------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

          / / FOR    / / AGAINST    / / ABSTAIN

                          (CONTINUED, AND TO BE SIGNED AND DATED, ON OTHER SIDE)

THIS CARD IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE COMPANY. THE VOTING RIGHTS REPRESENTED HEREBY WILL BE EXERCISED AS DIRECTED BY YOU. AS TO MATTERS COMING BEFORE THE MEETING FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED BY THE TRUSTEE PRIOR TO THE MEETING, THE TRUSTEE WILL EXERCISE VOTING RIGHTS IN PROPORTION TO THE VOTING INSTRUCTIONS ACTUALLY RECEIVED BY THE TRUSTEE PRIOR TO THE MEETING.

                                         Dated: -------------------------, 1995
                                         -------------------------------------
                                         Signature
                                         (PLEASE DATE AND SIGN EXACTLY AS YOUR
                                         NAME APPEARS HEREON.)
   PLEASE MARK, SIGN, DATE AND RETURN
                   THIS CARD
  PROMPTLY USING THE ENCLOSED ENVELOPE

          CONFIDENTIAL VOTING INSTRUCTIONS TO THE CANADA TRUST COMPANY
                  AS TRUSTEE UNDER THE STOCK PURCHASE PLAN OF
                           ROBIN HOOD MULTIFOODS INC.

    I hereby direct that the voting rights pertaining to shares of Common Stock of INTERNATIONAL MULTIFOODS CORPORATION, a Delaware corporation, held by the Trustee and allocated to my Member Account shall be exercised at the Annual Meeting of Stockholders of INTERNATIONAL MULTIFOODS CORPORATION, to be held at Minneapolis, Minnesota on June 16, 1995, and at all adjournments thereof, upon the matters set forth below and upon such other business as may properly come before the Annual Meeting, all as set forth in the Proxy Statement. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

1. ELECTION OF DIRECTORS. NOMINEES: Anthony Luiso, Lois D. Rice and Peter S. Willmott

/ / VOTE FOR all nominees listed above,        / / WITHHOLD AUTHORITY
  except those whose names are written below:    to vote for all nominees listed
                                                 above

- --------------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

          / / FOR    / / AGAINST    / / ABSTAIN

                          (CONTINUED, AND TO BE SIGNED AND DATED, ON OTHER SIDE)

THIS CARD IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF THE COMPANY. THE VOTING RIGHTS REPRESENTED HEREBY WILL BE EXERCISED AS DIRECTED BY YOU. AS TO MATTERS COMING BEFORE THE MEETING FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED BY THE TRUSTEE PRIOR TO THE MEETING, THE TRUSTEE MAY EXERCISE VOTING RIGHTS IN SUCH MANNER AS THE TRUSTEE MAY, IN ITS DISCRETION, DETERMINE.

                                         Dated: -------------------------, 1995
                                         -------------------------------------
                                         Signature
                                         (PLEASE DATE AND SIGN EXACTLY AS YOUR
                                         NAME APPEARS HEREON.)
   PLEASE MARK, SIGN, DATE AND RETURN
                   THIS CARD
  PROMPTLY USING THE ENCLOSED ENVELOPE